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                         VANGUARD PREFERRED STOCK FUND
                             PROSPECTUS SUPPLEMENT
                                FEBRUARY 2, 1996

     The Board of Trustees of Vanguard Preferred Stock Fund, Inc. (the "Fund") has approved a revised investment advisory agreement with Wellington Management Company ("WMC"), the Fund's investment adviser. The new agreement involves a reduction in the annual rate of advisory fees to be paid to WMC.

     Under the terms of the new agreement, the Fund will pay WMC a basic advisory fee at the end of each fiscal quarter based on the Fund's average month-end net assets during the quarter. The quarterly rate is applied according to the following annual fee schedule:

          NET ASSETS               ANNUAL BASIC FEE RATE
          ----------               ---------------------

          First $200 million              0.150%
          Next $200 million               0.100
          Over $400 million               0.075

     This revised investment advisory agreement replaces the Fund's original agreement with the adviser dated June 1, 1980, and will go into effect on or about June 1, 1996. Until the effective date, the adviser has agreed to waive its advisory fees to the extent necessary to abide by the new fee schedule.

                                                                            AFVP